Exhibit 10.6

AMENDMENT TO CONSULTING aGREEMENT

This Third Amendment (the “Third Amendment”) by and between RenovoRx, Inc. (the “Company”) and Ramtin Agah (“Consultant”) (together, the “Parties”) amends the Consulting Agreement by and between the Parties dated January 1, 2018 (“Consulting Agreement”), as amended by the Second Amendment to Consulting Agreement, effective August 1, 2019 (the “Second Amendment” and together with the Consulting Agreement, the “Agreement”). This Amendment is entered into as of November 11, 2021 (“Amendment Effective Date”).

The Parties desire to amend on the terms of the Agreement on the terms set forth herein.

1. Amendment to Section 6. Section 6 of the Agreement is hereby amended and restated in its entirety as follows:

Obligation to Keep Company Informed. During the period of this Agreement, Consultant shall promptly disclose to the Company fully and in writing all Inventions in the Field authored, conceived or reduced to practice by Consultant, either alone or jointly with others.

2. Amendment to Section 8.2. Section 8.2 of the Agreement is hereby amended and restated in its entirety as follows:

Conflicting Obligations. Consultant represents and warrants that Consultant has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s obligations to the Company under this Agreement, and/or Consultant’s ability to perform Consultant’s services to the Company. Consultant will not enter into any such conflicting agreement during the term of this Agreement. Consultant agrees to notify Company if he enters into any agreement with a third party that relates to the research, design, development, transfer of intellectual property rights, commercializing and/or marketing of any product or technology relating to the attempted treatment or enhanced treatment of solid tumors by any endovascular or catheter-based approach, including by means of delivery of any therapeutic materials to solid tumors, and all related devices, accessories, products, kits or services (collectively, the “Field”). Consultant shall not use the funding, resources and facilities of any other third party, without the prior written consent of the Company, to perform services hereunder and shall not perform the services hereunder in any manner that would give any third party rights or access to the product of such services. The services performed hereunder will not be conducted on time that is required to be devoted to any other third party. Without limiting the foregoing, Consultant agrees to use his or her best efforts (A) to segregate Consultant’s services performed under this Agreement from Consultant’s work done for any third party so as to minimize any questions of rights under any inventions, (B) to notify the Company if at any time the Consultant believes that such questions may result from Consultant’s performance under this Agreement and (C) to assist the Company in fairly resolving any questions in this regard which may arise.

2. Deletion of Section 8.3. Section 8.3 of the Agreement is hereby entirely deleted from the Agreement.

3. Amendment to 9.1. Section 9.1 of the Agreement is amended as restated in its entirety as follows:

Term. The term of this Agreement began on the Effective Date of this Agreement and will continue until the earlier of (i) final completion of Consultant’s services to the Company under this Agreement or (ii) termination as provided in Section 9.2 of this Agreement.

4. Amendment of Section 10.5. Section 10.5 of the Agreement is hereby amended and restated in its entirety as follows:

Arbitration and Equitable Relief.

A. Arbitration. In consideration of Consultant’s consulting relationship with THE Company, its promise to arbitrate all disputes related to Consultant’s consulting relationship with the Company and Consultant’s receipt of compensation and other CONSIDERATION PROVIDED to Consultant by the Company, at present and in the future, Consultant agrees that any and all controversies, claims, or disputes that consultant may have with the company (including any Company employee, officer, director, trustee, or benefit plan of the Company, in their capacity as such or otherwise), arising out of, relating to, or resulting from Consultant’s consulting or other relationship with the Company or the termination of Consultant’s consulting or other relationship with the Company, including any breach of this Agreement, shall be subject to binding arbitration pursuant to the federal arbitration Act (9 U.S.C. sec. 1 ET SEQ.) (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL PROVISIONS SHALL EXCLUSIVELY GOVERN AND APPLY WITH FULL FORCE AND EFFECT TO THIS ARBITRATION AGREEMENT, INCLUDING ITS ENFORCEMENT, AND ANY STATE COURT OF COMPETENT JURISDICTION SHALL COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. CONSULTANT FURTHER AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, CONSULTANT MAY BRING ANY ARBITRATION PROCEEDING ONLY IN CONSULTANT’S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF, REPRESENTATIVE, OR CLASS MEMBER IN ANY PURPORTED CLASS, COLLECTIVE, OR REPRESENTATIVE LAWSUIT OR PROCEEDING. CONSULTANT understands, HOWEVER, that nothing in this agreement prevents consultant from BRINGing A representative lawsuit or PROCEEDING AS permitted by the california labor code’s PRIVATE ATTORNEYs GENERAL act of 2004. TO THE FULLEST EXTENT PERMITTED BY LAW, CONSULTANT AGREES TO ARBITRATE any AND ALL COMMON LAW AND/OR statutory claims under LOCAL, state, or federal law, including, but not limited to, claims under THE California Labor Code, CLAIMS RELATING TO EMPLOYMENT OR INDEPENDENT CONTRACTOR STATUS, claims relating to compensation (cash, equity, or otherwise), claims relating to CLASSIFICATION, AND RELATIONSHIP WITH THE COMPANY, AND claims of BREACH OF CONTRACT, to the fullest extent permitted BY LAW. CONSULTANT ALSO AGREES TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR THE CLASS, COLLECTIVE AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT CONSULTANT AGREEs TO ARBITRATE, CONSULTANT HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. Consultant further understands that this Agreement to arbitrate also applies to any disputes that the Company may have with Consultant. CONSULTANT UNDERSTANDS THAT NOTHING IN THIS AGREEMENT REQUIRES CONSULTANT TO ARBITRATE CLAIMS THAT CANNOT BE ARBITRATED UNDER THE SARBANES-OXLEY ACT or other law that expressly prohibits arbitration of a claim notwithstanding the application of the faa.

B. Administration of Arbitration. Consultant agrees that any arbitration will be administered by JAMS pursuant to its EMPLOYMENT Arbitration Rules & Procedures (the “JAMS Rules”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/. IF THE JAMS RULES CANNOT BE ENFORCED AS TO THE ARBITRATION, THEN THE PARTIES AGREE THAT THEY WILL ARBITRATE THIS DISPUTE UTILIZING JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES OR SUCH RULES AS THE ARBITRATOR MAY DEEM MOST APPROPRIATE FOR THE DISPUTE. CONSULTANT AGREES THAT THE USE OF THE JAMS RULES DOES NOT CHANGE CONSULTANT’S CLASSIFICATION TO THAT OF AN EMPLOYEE. TO THE CONTRARY, CONSULTANT REAFFIRMS THAT CONSULTANT IS AN INDEPENDENT CONTRACTOR. Consultant agrees that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers APPLYING THE STANDARDS for such motions SET FORTH UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE. Consultant agrees that the arbitrator shall issue a written decision on the merits. CONSULTANT ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. CONSULTANT AGREES that the decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof. CONSULTANT UNDERSTANDS THAT THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR JAMS, EXCEPT THAT CONSULTANT SHALL PAY ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION THAT CONSULTANT INITIATES, BUT ONLY SO MUCH OF THE FILING FEES AS CONSULTANT WOULD HAVE INSTEAD PAID HAD CONSULTANT FILED A COMPLAINT IN A COURT OF LAW THAT WOULD HAVE HAD JURISDICTION OVER SUCH COMPLAINT. SUBJECT TO THE FAA’S EXCLUSIVE APPLICABILITY TO THE ENFORCEMENT OF THIS AGREEMENT TO ARBITRATE, Consultant agrees that the arbitrator shall administer and conduct any arbitration HEARING OR PROCEEDING APPLYING CALIFORNIA SUBSTANTIVE AND DECISIONAL LAW AND THE California Code of Civil Procedure, INCLUDING THE CALIFORNIA CIVIL DISCOVERY ACT. Consultant agrees that any arbitration under this agreement shall be conducted in SANTA CLARA COUNTY, california.

C. Remedy. FOR PURPOSES OF SEEKING PROVISIONAL REMEDIES ONLY, CONSULTANT AGREES THAT THE COMPANY AND CONSULTANT SHALL BE ENTITLED TO PURSUE ANY PROVISIONAL REMEDY PERMITTED BY THE CALIFORNIA ARBITRATION ACT (CALIFORNIA CODE CIV. PROC. § 1281.8), OR OTHERWISE PROVIDED BY THIS AGREEMENT. EXCEPT FOR SUCH PROVISIONAL RELIEF, CONSULTANT AGREES THAT ANY RELIEF OTHERWISE AVAILABLE TO THE COMPANY OR CONSULTANT UNDER APPLICABLE LAW SHALL BE PURSUED SOLELY AND EXCLUSIVELY IN ARBITRATION PURSUANT TO THE TERMS OF THIS AGREEMENT.

D. Administrative Relief. Consultant understands that this Agreement does not prohibit Consultant from pursuing AN Administrative claim with A local, state or federal administrative BODY OR GOVERNMENT AGENCY such as the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission, the National Labor Relations Board, THE SECURITIES AND EXCHANGE COMMISSION, or the workers’ compensation board. this agreement does, however, preclUde consultant from bringing any alleged wage claims with the Department of labor standards enforcement. Likewise, This Agreement does preclude Consultant from pursuing A court action regarding any SUCH CLAIM, except as permitted by law.

E. Voluntary Nature of Agreement. Consultant acknowledges and agrees that CONSULTANT is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Consultant further acknowledges and agrees that CONSULTANT has carefully read this Agreement and that Consultant has asked any questions needed for Consultant to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that Consultant is waiving CONSULTANT’S right to a jury trial. Consultant agrees that CONSULTANT has been provided an opportunity to seek the advice of an attorney of Consultant’s choice before signing this Agreement.

5. Insertion of Section 10.9. The following is added to the Agreement, as Section 10.9:

Protected Activity Not Prohibited. Consultant understands that nothing in this Agreement limits or prohibits Consultant from filing and/or pursuing a charge or complaint with, or otherwise communicating or cooperating with, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission (“Government Agencies”), including disclosing documents or other information as permitted by law, without giving notice to, or receiving authorization from, the Company. In addition, nothing in this Agreement is intended to prevent Consultant from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Consultant has reason to believe is unlawful. Consultant further understands that Consultant is not permitted to disclose the Company’s attorney-client privileged communications or attorney work product. Pursuant to the Defend Trade Secrets Act of 2016, Consultant is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

6. Amendment to Second Amendment (which had replaced and superseded the First Amendment to the Consulting Agreement (which had previously replaced and superseded Exhibit A of the Consulting Agreement)). The Second Amendment (as amended herein) will be known as the Statement of Work (“SOW”). The following replaces and supersedes Section 2.1 of the Second Amendment, and will be considered Section 2 of the SOW.

Section 2: Compensation

2.1 Base Consulting Fee. The Company will pay Consultant a monthly consulting fee of $21,667.67 (“Base Consulting Fee”), based on Consultant spending no less than 24 hours per week on Company matters (the “Allocated Time”). If Consultant’s Allocated Time decreases, the Company may, in its discretion, proportionally adjust the Base Consulting Fee. Consultant agrees that any such reduction in the Base Consulting Fee will not constitute “Good Reason” or any similar definition or concept in any agreement, contract, or arrangement between Consultant and the Company notwithstanding any language to the contrary in any such agreement, contract, or arrangement, nor serves as a trigger for any related benefits.

2.2 Bonus. Commencing in the Company’s 2022 fiscal year, Consultant will have the opportunity to earn a target annual cash bonus equal to thirty-five percent (35%) of Consultant’s annualized Base Consulting Fee, based on achieving performance objectives established by the Company’s Board of Directors (“Board”) or its Compensation Committee, as applicable, in its sole discretion and payable upon achievement of those objectives, and subject to such terms and conditions, as determined by the Board or its Compensation Committee. Unless determined otherwise by the Board or its Compensation Committee, as applicable, any such bonus will be subject to Consultant’s continued consulting or employment relationship with the Company through and until the date of payment, provided that service as a non-employee member of the Board will not by itself constitute a continued consulting relationship for this purpose. Consultant’s annual bonus opportunity and the applicable terms and conditions may be adjusted from time to time by the Board or its Compensation Committee, as applicable, in its sole discretion.

2.3 Section 409A. In order to help prevent adverse tax consequences to Consultant under Section 409A (as defined below) should Consultant be or become subject to U.S. taxes, in no event will any payment under Section 2.1 or section 2.2 of this Statement of Work be made later than the later of (1) March 15th of the calendar year following the calendar year in which such payment was earned, or (2) the 15th day of the third (3rd) month following the end of the Company’s fiscal year in which such payment was earned. All payments and benefits provided for under this Agreement are intended to be exempt from or otherwise comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (together, “Section 409A”) so that none of the payments and benefits to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be exempt or so comply. Each payment and benefit payable under this Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. In no event will the Company have any responsibility, liability or obligation to reimburse, indemnify or hold harmless Consultant or any other person for any taxes penalties or interest that may be imposed, or other costs that may be incurred, by Consultant or any other person as a result of Section 409A.

7. Insertion to Second Amendment. The following is added as Section 3 of the Second Amendment (the SOW).

Section 3: Reimbursement

The Company will reimburse Consultant, in accordance with Company policy, for all reasonable expenses incurred by Consultant in performing the services pursuant to this Agreement, if Consultant receives written consent from an authorized agent of the Company prior to incurring such expenses and submits receipts for such expenses to the Company in accordance with Company policy.

8. Miscellaneous

A. Full Force and Effect. To the extent not expressly amended hereby, the Agreement shall remain in full force and effect.

B. Entire Agreement. This Third Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between Company and Consultant with respect to the subjects hereof and thereof.

C. No Oral Modification. No modification of or amendment to this Third Amendment (or the Agreement) will be effective unless in a writing signed by Consultant and an authorized signatory of the Company.

Company		Consultant:

By:	/s/ Shaun R. Bagai	By:	/s/ Ramtin Agah

Name:	Shaun R. Bagai	Name:	Ramtin Agah, MD

Title:	Chief Executive Officer	Title:	CMO

Date:	November 11, 2021	Date:	November 11, 2021

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